UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2018

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Laurel Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2018, Sachem Capital Corp (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc. (the “Agent”), pursuant to which the Company may offer and sell from time to time through the Agent up to $16,000,000 of the Company’s common shares, par value $0.001 per share (the “Placement Shares”), in accordance with the terms and conditions set forth in the Sales Agreement.

Sales of Placement Shares, if any, made under the Sales Agreement will be made by any method permitted by law that is deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). Under the terms of the Sales Agreement, the Agent may also purchase Placement Shares for its own account as principal if expressly authorized to do so by the Company. Under the Sales Agreement, the Company will pay the Agent commissions, discounts or other forms of compensation of up to 7.0% on the sale of Placement Shares. The Company has no obligation to sell any of the Placement Shares under the Sales Agreement.

The Placement Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-227906). The Company filed a prospectus supplement, dated November 9, 2018, to the prospectus dated the same date with the Securities and Exchange Commission in connection with the offer and sale of the Placement Shares.

The Sales Agreement contains customary representations, warranties and agreements of the Company and the Agent, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Sales Agreement, the Company agreed to indemnify the Agent against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Agents may be required to make because of those liabilities.

A copy of the Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the information in the Sales Agreement is incorporated into this Item 1.01 by reference. The description of the terms of the Sales Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 1.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Placement Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	At Market Issuance Sales Agreement between Sachem Capital Corp. and B. Riley FBR, Inc., dated November 9, 2018.

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: November 9, 2018	By:	/s/ John L. Villano
John L. Villano, CPA
Co-Chief Executive Officer and
Chief Financial Officer

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